Employment Amendment and Settlement Agreements	6 Months Ended
Jun. 30, 2013
Employment Amendment and Settlement Agreements [Abstract]
Employment Amendment and Settlement Agreements
Note 12 - Employment Amendment and Settlement Agreements

Pursuant to the January 6, 2013 Amendment and Settlement Agreement with each of Mr. Tiede, Mr. Solomon, and a Senior Vice President their respective employment agreements were modified and we agreed to issue each individual 529,100 shares of common stock if they were terminated by us at any time following January 6, 2013.  All other termination benefits and severance were terminated as of January 6, 2013. We had an obligation as of March 6, 2013 to issue to each of them 529,100 shares of common stock.  As of June 30, 2013 these shares had not been issued, however an aggregate of $60,481 has been accrued representing the value of the benefits which will be exchanged for the shares.